                                                        Exhibit 99.7
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                          ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                    Chief Financial Officer
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE



Drew Keith                                               9/20/2002
----------------------------------------  --------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:


/s/ Jessica L. Wilson                             Chief Accounting Officer
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE



Jessica L. Wilson                                         9/20/2002
----------------------------------------  --------------------------------------
PRINTED NAME OF PREPARER                                    DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                          ACCRUAL BASIS-1
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
COMPARATIVE BALANCE SHEET
----------------------------------------------------------------------------------
                                                     MONTH        MONTH      MONTH
                                      SCHEDULE    --------------------------------
ASSETS                                 AMOUNT      July 2002   August 2002
----------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $    3,646   $        0    $        0    $0
----------------------------------------------------------------------------------
2.   RESTRICTED  CASH                             $        0    $        0    $0
----------------------------------------------------------------------------------
3.   TOTAL CASH                      $    3,646   $        0    $        0    $0
----------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)       $   76,002   $    3,601    $    3,601    $0
----------------------------------------------------------------------------------
5.   INVENTORY                                    $        0    $        0    $0
----------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                             $        0    $        0    $0
----------------------------------------------------------------------------------
7.   PREPAID EXPENSES                             $        0    $        0    $0
----------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $  375,137   $  801,821    $  801,821    $0
----------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $  454,785   $  805,422    $  805,422    $0
----------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $  120,412   $        0    $        0    $0
----------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION                       $        0    $        0    $0
----------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                       $  120,412   $        0    $        0    $0
----------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                            $        0    $        0    $0
----------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)      $2,892,844   $2,723,098    $2,723,098    $0
----------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                          $        0    $        0    $0
----------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $3,468,041   $3,528,520    $3,528,520    $0
----------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                             $        0    $        0    $0
----------------------------------------------------------------------------------
18.  TAXES PAYABLE                                $        0    $        0    $0
----------------------------------------------------------------------------------
19.  NOTES PAYABLE                                $        0    $        0    $0
----------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                            $        0    $        0    $0
----------------------------------------------------------------------------------
21.  SECURED DEBT                                 $        0    $        0    $0
----------------------------------------------------------------------------------
22.  OTHER (ATTACH  LIST)                         $        0    $        0    $0
----------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                  $        0    $        0    $0
----------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------- -
24.  SECURED DEBT                                 $        0    $        0    $0
----------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $   73,455   $        0    $        0    $0
----------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $   68,502   $   62,509    $   62,509    $0
----------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                          $1,225,717    $1,225,717    $0
----------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $  141,957   $1,288,226    $1,288,226    $0
----------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $  141,957   $1,288,226    $1,288,226    $0
----------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                   $2,194,261    $2,194,261    $0
----------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                             $   46,033    $   46,033    $0
----------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
----------------------------------------------------------------------------------
33.  TOTAL EQUITY                    $        0   $2,240,294    $2,240,294    $0
----------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $  141,957   $3,528,520    $3,528,520    $0
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                          ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------
                                           MONTH        MONTH      MONTH
                                         -------------------------------   QUARTER
REVENUES                                 July 2002   August 2002            TOTAL
----------------------------------------------------------------------------------
1.   GROSS REVENUES                          $0           $0         $0       $0
----------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS               $0           $0         $0       $0
----------------------------------------------------------------------------------
3.   NET REVENUE                             $0           $0         $0       $0
----------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------
4.   MATERIAL                                $0           $0         $0       $0
----------------------------------------------------------------------------------
5.   DIRECT LABOR                            $0           $0         $0       $0
----------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                         $0           $0         $0       $0
----------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                $0           $0         $0       $0
----------------------------------------------------------------------------------
8.   GROSS PROFIT                            $0           $0         $0       $0
----------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION          $0           $0         $0       $0
----------------------------------------------------------------------------------
10.  SELLING & MARKETING                     $0           $0         $0       $0
----------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                $0           $0         $0       $0
----------------------------------------------------------------------------------
12.  RENT & LEASE                            $0           $0         $0       $0
----------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                     $0           $0         $0       $0
----------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                $0           $0         $0       $0
----------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                        $0           $0         $0       $0
----------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)        $0           $0         $0       $0
----------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)       $0           $0         $0       $0
----------------------------------------------------------------------------------
18.  INTEREST EXPENSE                        $0           $0         $0       $0
----------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                $0           $0         $0       $0
----------------------------------------------------------------------------------
20.  AMORTIZATION                            $0           $0         $0       $0
----------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                     $0           $0         $0       $0
----------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES             $0           $0         $0       $0
----------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                       $0           $0         $0       $0
----------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                       $0           $0         $0       $0
----------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                     $0           $0         $0       $0
----------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES           $0           $0         $0       $0
----------------------------------------------------------------------------------
27.  INCOME TAX                              $0           $0         $0       $0
----------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                       $0           $0         $0       $0
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                          ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

-------------------------------------------------------------------------------
                                       MONTH        MONTH      MONTH
CASH RECEIPTS AND                    -------------------------------   QUARTER
DISBURSEMENTS                        July 2002   August 2002            TOTAL
-------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH              $0           $0         $0       $0
-------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------
2.  CASH SALES                           $0           $0         $0       $0
-------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------
3.  PREPETITION                          $0           $0         $0       $0
-------------------------------------------------------------------------------
4.  POSTPETITION                         $0           $0         $0       $0
-------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS             $0           $0         $0       $0
-------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)       $0           $0         $0       $0
-------------------------------------------------------------------------------
7.  SALE OF ASSETS                       $0           $0         $0       $0
-------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                  $0           $0         $0       $0
-------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS         $0           $0         $0       $0
-------------------------------------------------------------------------------
10. TOTAL RECEIPTS                       $0           $0         $0       $0
-------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                 $0           $0         $0       $0
-------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------
12. NET PAYROLL                          $0           $0         $0       $0
-------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                   $0           $0         $0       $0
-------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID        $0           $0         $0       $0
-------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                $0           $0         $0       $0
-------------------------------------------------------------------------------
16. UTILITIES                            $0           $0         $0       $0
-------------------------------------------------------------------------------
17. INSURANCE                            $0           $0         $0       $0
-------------------------------------------------------------------------------
18. INVENTORY PURCHASES                  $0           $0         $0       $0
-------------------------------------------------------------------------------
19. VEHICLE EXPENSES                     $0           $0         $0       $0
-------------------------------------------------------------------------------
20. TRAVEL                               $0           $0         $0       $0
-------------------------------------------------------------------------------
21. ENTERTAINMENT                        $0           $0         $0       $0
-------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                $0           $0         $0       $0
-------------------------------------------------------------------------------
23. SUPPLIES                             $0           $0         $0       $0
-------------------------------------------------------------------------------
24. ADVERTISING                          $0           $0         $0       $0
-------------------------------------------------------------------------------
25. OTHER (ATTACH  LIST)                 $0           $0         $0       $0
-------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS        $0           $0         $0       $0
-------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------
27. PROFESSIONAL FEES                    $0           $0         $0       $0
-------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                    $0           $0         $0       $0
-------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                  $0           $0         $0       $0
-------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES        $0           $0         $0       $0
-------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                  $0           $0         $0       $0
-------------------------------------------------------------------------------
32. NET CASH FLOW                        $0           $0         $0       $0
-------------------------------------------------------------------------------
33. CASH-END OF MONTH                    $0           $0         $0       $0
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                          ACCRUAL BASIS-4
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

---------------------------------------------------------------------------------
                                                    MONTH        MONTH      MONTH
                                       SCHEDULE   -------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT    July 2002   August 2002
---------------------------------------------------------------------------------
1.   0-30                                          $    0        $    0       $0
---------------------------------------------------------------------------------
2.   31-60                                         $    0        $    0       $0
---------------------------------------------------------------------------------
3.   61-90                                         $    0        $    0       $0
---------------------------------------------------------------------------------
4.   91+                                           $5,401        $5,401       $0
---------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE            $0       $5,401        $5,401       $0
---------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE               $1,800        $1,800       $0
---------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)            $0       $3,601        $3,601       $0
---------------------------------------------------------------------------------

----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                      MONTH: August 2002
---------------------------------------------------------------------------------
                                              0-30   31-60   61-90   91+
TAXES PAYABLE                                 DAYS   DAYS    DAYS    DAYS   TOTAL
---------------------------------------------------------------------------------
1.   FEDERAL                                   $0     $0       $0     $0     $0
---------------------------------------------------------------------------------
2.   STATE                                     $0     $0       $0     $0     $0
---------------------------------------------------------------------------------
3.   LOCAL                                     $0     $0       $0     $0     $0
---------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                       $0     $0       $0     $0     $0
---------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE                       $0     $0       $0     $0     $0
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE                          $0     $0       $0     $0     $0
---------------------------------------------------------------------------------

----------------------------------------
STATUS OF POSTPETITION TAXES                                  MONTH: August 2002
---------------------------------------------------------------------------------
                                   BEGINNING      AMOUNT                  ENDING
                                      TAX      WITHHELD AND/   AMOUNT      TAX
FEDERAL                           LIABILITY*    0R ACCRUED      PAID    LIABILITY
---------------------------------------------------------------------------------
1.   WITHHOLDING**                    $0            $0           $0        $0
---------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                  $0            $0           $0        $0
---------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                  $0            $0           $0        $0
---------------------------------------------------------------------------------
4.   UNEMPLOYMENT                     $0            $0           $0        $0
---------------------------------------------------------------------------------
5.   INCOME                           $0            $0           $0        $0
---------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)              $0            $0           $0        $0
---------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES              $0            $0           $0        $0
---------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------
8.   WITHHOLDING                      $0            $0           $0        $0
---------------------------------------------------------------------------------
9.   SALES                            $0            $0           $0        $0
---------------------------------------------------------------------------------
10.  EXCISE                           $0            $0           $0        $0
---------------------------------------------------------------------------------
11.  UNEMPLOYMENT                     $0            $0           $0        $0
---------------------------------------------------------------------------------
12.  REAL PROPERTY                    $0            $0           $0        $0
---------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                $0            $0           $0        $0
---------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)              $0            $0           $0        $0
---------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL              $0            $0           $0        $0
---------------------------------------------------------------------------------
16.  TOTAL TAXES                      $0            $0           $0        $0
---------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                          ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH: August 2002
                                                                     -----------

----------------------------------------
BANK  RECONCILIATIONS
                                               Account #1             Account #2         Account #3
-----------------------------------------------------------------------------------------------------------
A.      BANK:                                   Bank One              Mid-Cities
---------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                        1586267807               4235800                       TOTAL
---------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                 Operating-Closed 11/00   Operating-Closed 5/00
-----------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                   $0                      $0                            $0
-----------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED             $0                      $0                            $0
-----------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                 $0                      $0                            $0
-----------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                      $0                      $0                            $0
-----------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                  $0                      $0                $0          $0
-----------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN           account closed          account closed
-----------------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------
                                              DATE OF             TYPE OF           PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE           INSTRUMENT           PRICE          VALUE
-----------------------------------------------------------------------------------------------------------
7.   N/A
-----------------------------------------------------------------------------------------------------------
8.   N/A
-----------------------------------------------------------------------------------------------------------
9.   N/A
-----------------------------------------------------------------------------------------------------------
10.  N/A
-----------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                    $0           $0
-----------------------------------------------------------------------------------------------------------

----------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                  $0
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
13.  TOTAL CASH-END OF MONTH                                                                           $0
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                          ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

                                                        MONTH: August 2002

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------
                      INSIDERS
---------------------------------------------------
                      TYPE OF   AMOUNT   TOTAL PAID
         NAME         PAYMENT    PAID     TO DATE
---------------------------------------------------
1.   Mary Phillips     Salary     $0       $68,750
---------------------------------------------------
2.
---------------------------------------------------
3.
---------------------------------------------------
4.
---------------------------------------------------
5.
---------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                  $0       $68,750
---------------------------------------------------

---------------------------------------------------------------------------------------
                                      PROFESSIONALS
---------------------------------------------------------------------------------------
                          DATE OF COURT                                        TOTAL
                        ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
          NAME               PAYMENT        APPROVED    PAID      TO DATE    & UNPAID *
---------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                          $0        $0          $0          $0
---------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------
                   SCHEDULED    AMOUNTS
                    MONTHLY      PAID        TOTAL
                    PAYMENTS    DURING      UNPAID
NAME OF CREDITOR      DUE       MONTH    POSTPETITION
-----------------------------------------------------
1.   N/A
-----------------------------------------------------
2.   N/A
-----------------------------------------------------
3.   N/A
-----------------------------------------------------
4.   N/A
-----------------------------------------------------
5.   N/A
-----------------------------------------------------
6.   TOTAL             $0         $0           $0
-----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                          ACCRUAL BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

                                                        MONTH: August 2002
                                                               -----------

----------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                    X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                        X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                  X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                  X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                               X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                             X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                       X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

----------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
TYPE OF                                                       PAYMENT AMOUNT
 POLICY           CARRIER           PERIOD COVERED             & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                       FOOTNOTES SUPPLEMENT
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                               ACCRUAL BASIS
----------------------------------------

                                                              MONTH: August 2002
                                                                     -----------

------------------------------------------------------------------------------------------
ACCRUAL BASIS    LINE                           FOOTNOTE/EXPLANATION
 FORM NUMBER    NUMBER
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
      6                  All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------
                            Company are disbursed out of Kitty Hawk, Inc. (Parent Company).
------------------------------------------------------------------------------------------
                            Refer to Case # 400-42141
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
      7                  All other insurance plans related to the Company are carried at
------------------------------------------------------------------------------------------
                            Kitty Hawk, Inc. (Parent Company). Refer to Case #400-42141.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
   General               Operations of this entity ceased October 12, 2000. Costs incurred
------------------------------------------------------------------------------------------
                            are final closing relating items.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
   General               Effective 8/31/02, this company merged into Kitty Hawk,Inc.
------------------------------------------------------------------------------------------
                            (Case #400-42141). The effect of this merger will be booked on
------------------------------------------------------------------------------------------
                            September 1, 2002, therefore this month will be the final
------------------------------------------------------------------------------------------
                            month for an individual company Monthly Operating Report
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                            August 2002

8.    OTHER (ATTACH LIST)                                  $  801,821 Reported
                                                           ----------
         Intercompany Receivables                             762,156
         Deferred Taxes                                        36,717
         Security Deposit                                       2,948
                                                           ----------
                                                              801,821 Detail
                                                           ----------
                                                                   -- Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                           $2,723,098 Reported
                                                           ----------
         Software knowledge                                 3,397,988
         Accum Amortization                                  (674,890)
                                                           ----------
                                                            2,723,098 Detail
                                                           ----------
                                                                   -- Difference

27.   OTHER (ATTACH LIST)                                  $1,225,717 Reported
                                                           ----------
         Accrued income taxes                                 (71,204)
         Deferred income tax expense                        1,296,921
                                                           ----------
                                                            1,225,717 Detail
                                                           ----------
                                                                   -- Difference